Reverse merger	12 Months Ended
Feb. 28, 2021
Reverse Merger [Abstract]
Reverse merger
28	Reverse merger

In the consolidation financial statements, the acquisition costs arising from the reverse merger was determined by the aggregate of US$60,000,000 (as below) in cash and using the fair value of the issued equity of the Company amounting to US$525,000,000, being 51,622,419 shares at US$10.17 per share, which represents the market value of the Company at the date of the completion of the reverse merger.

The net assets acquired from the reverse merger were as follows:

US$
Cash and cash equivalents	170,616,649
Other receivables	60,068,819
Other payables	(1,587,820)
Warrant liabilities	(69,923,483)
Less:
Cash consideration paid (as above)	(60,000,000)
Others	(17,514)
As per consolidated statement of cash flows	99,156,651